SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

               __________________________________

                            FORM 8-K
               __________________________________


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  February 25, 1997
Date of Event (or earliest event) being reported:  February 25, 1997

                    IPALCO ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)


          Indiana                     1-8644              35-1575582
(State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)                 File Number)       Identification No.)


        One Monument Circle, Indianapolis, Indiana  46204
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (317) 261-8261

Item 5.  Other Event

     IPALCO Enterprises, Inc. issued the following press release on February 25, 1997 which is attached hereto as Exhibit 1, relating to the announcement of a self tender offer for 12,000,000 shares of its outstanding common stock. Also attached hereto as Exhibit 2 are summary unaudited pro forma consolidated financial information. The pro forma adjustments assume the issuance of $410 million of additional long-term debt, the acquisition of 12,000,000 shares of IPALCO Enterprises, Inc. Common Stock at $34.00 per share, the payment of related debt issuance and stock reacquisition costs and first year's interest and debt amortization expense.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1.     Press Release

          99.2.     Summary Unaudited Pro Forma Consolidated Financial
                    Information




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 25, 1997

                                  IPALCO ENTERPRISES, INC.



                                   By /s/ Bryan G. Tabler
                                      Name:   Bryan G. Tabler
                                      Title:  Vice President, Secretary
                                              and General Counsel